UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                (AMENDMENT NO. 1)
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   December 22, 2004
                                                    ----------------------------

                      Lexington Corporate Properties Trust
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-12386                                      13-3717318
--------------------------------------------------------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)

         One Penn Plaza, Suite 4015
             New York, New York                                 10119-4015
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 692-7200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment is to amend the Current Report on Form 8-K (the "Original Form 8-K") filed by Lexington Corporate Properties Trust (the "Trust") on December 29, 2004, to correct a typographical error in Item 1.01. We are restating the Original Form 8-K in its entirety. All other information in the Original Form 8-K and in Exhibit 10.1 remains unchanged.


Item 1.01.     Entry into a Material Definitive Agreement.

On December 22, 2004, the Trust entered into an amendment (the "Amendment") to its joint venture agreement with the Utah State Retirement Investment Fund (the "Fund"). The Amendment provides for the Trust and the Fund to contribute an additional $21.4 million and $50.0 million, respectively, for a total equity commitment of $121.4 million.

Attached to this Form 8-K (and incorporated herein by reference) is a copy of Amendment.

Item 9.01.     Financial Statements and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

                      10.1 Amendment to Limited Liability Company Agreement of Triple Net Investment Company LLC dated December 22, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: February 17, 2005                     By:/s/ Patrick Carroll
                                               ---------------------------------
                                               Patrick Carroll
                                               Chief Financial Officer

                                  Exhibit Index
                                  -------------

         Exhibit Number                               Description

              10.1 Amendment to Limited Liability Company Agreement of Triple Net Investment Company LLC dated December 22, 2004.